UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Purchase Agreement

On July 10, 2012, Eagle Rock Energy Partners, L.P. (the “Partnership”), Eagle Rock Energy Finance Corp. (“FinanceCo” and, together with the Partnership, the “Issuers”) and the Guarantors named therein entered into a Purchase Agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank Global Markets Inc. and RBS Securities Inc., as representatives of the several initial purchasers (collectively, the “Initial Purchasers”), relating to the issuance and sale of an additional $250,000,000 in aggregate principal amount of the Issuers’ 8 3/8 % senior notes due 2019 (the “Notes”).  The Notes were sold to the initial purchasers at 96.751% of par, for net proceeds (after deducting estimated expenses) of approximately $241.6 million.  The net proceeds were used to repay borrowings outstanding under the Partnership’s credit facility.  Closing of the issuance and sale of the Notes occurred on July 13, 2012.

The Notes were offered and sold to the Initial Purchasers in a private placement exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”).  The Notes were resold by the Initial Purchasers to qualified institutional buyers in reliance on Rule 144A of the Securities Act and to persons outside the United States under Regulation S of the Securities Act.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Issuers and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.  The Issuers and the Guarantors also agreed to enter into a registration rights agreement with holders of the Notes.

A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

Indenture and Notes

The Notes were issued pursuant to an indenture, dated May 27, 2011 (the “Original Indenture”), among the Issuers, the Guarantors and U.S. Bank National Association, as trustee, as supplemented and amended by the First Supplemental Indenture dated as of June 28, 2011 (the Original Indenture, as so supplemented and amended, being called the “Indenture”).  The Notes will mature on June 1, 2019, and interest is payable on the Notes on each June 1 and December 1, commencing December 1, 2012.

On May 27, 2011, the Issuers completed a private placement of $300 million aggregate principal of their 8 3/8% senior notes due 2019. The Notes and the notes originally issued on May 27, 2011 will be treated as a single class of debt securities under the Indenture.

For a description of the Indenture and the Notes, please read the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 27, 2011. A copy of the Original Indenture is attached as Exhibit 4.1 to such Current Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Issuers and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with representatives of the Initial Purchasers, dated July 13, 2012.  Pursuant to the Registration Rights Agreement, the Issuers have agreed to file a registration statement with the Commission so that holders of the Notes can exchange the Notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the Notes and evidencing the same indebtedness as the Notes.  In addition, the Issuers and the Guarantors have agreed to exchange the guarantee related to the Notes for a registered guarantee having substantially the same terms as the original guarantee.  The Issuers and the Guarantors will use commercially reasonable efforts to cause the exchange to be completed within 300 days of July 13, 2012.  The Issuers and the Guarantors will also use commercially reasonable efforts to cause a shelf registration statement for the resale of the notes to become effective if the Issuers cannot effect the exchange offer within the 300-day time period and in certain other circumstances.  If the Issuers fail to satisfy these obligations on a timely basis, they will be required to pay an additional 1% of interest to holders of the Notes, until the exchange offer is completed or the shelf registration statement is declared (or becomes) effective, as applicable.

A copy of the Registration Rights Agreement is filed as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.  The description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

4.1

Indenture dated as of May 27, 2011 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on May 27, 2011).

4.2	Form of Note (included in Exhibit 4.1).

4.3	Registration Rights Agreement dated as of July 13, 2012 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and the Initial Purchasers named therein.

10.1	Purchase Agreement dated as of July 10, 2012 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and the Initial Purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: July 13, 2012	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

4.1

Indenture dated as of May 27, 2011 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on May 27, 2011).

4.2	Form of Note (included in Exhibit 4.1).

4.3	Registration Rights Agreement dated as of July 13, 2012 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and the Initial Purchasers named therein.

10.1	Purchase Agreement dated as of July 10, 2012 among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., the Guarantors named therein and the Initial Purchasers named therein.